                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K


                                Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 27, 1998


                             INLAND STEEL COMPANY
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            (Exact name of registrant as specified in its charter)

           Delaware                            1-2438                             36-1262880
------------------------------      -----------------------------        ---------------------------
 (State or other jurisdiction                (Commission                      (I.R.S. Employer
   of incorporation)                         File Number)                    Identification No.)

             30 West Monroe Street
               Chicago, Illinois                                                    60603
-----------------------------------------                                ---------------------------
(Address of principal executive offices)                                          (Zip Code)


Registrant's telephone number, including area code: (312) 346-0300


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 1.   Change in Control of Registrant.

     (a)  Not applicable.

     (b) On May 27, 1998, Inland Steel Industries, Inc. ("ISI"), its wholly-owned subsidiary Inland Steel Company ("Registrant"), Ispat International N.V. ("Ispat") and its indirect, wholly-owned subsidiary Inland Merger Sub, Inc. ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement"). As a result of the Merger Agreement, Merger Sub will be merged with and into the Registrant (the "Merger") and the Registrant will become a wholly-owned, indirect subsidiary of Ispat.

     Under the Merger Agreement, ISI will receive (i) $650 million for the common stock of Inland Steel Company, (ii) $238.2 million for the preferred stock of Inland Steel Company, and (iii) the amount of Inland Steel Company intercompany debt at the closing, which amount was $230.7 million at December 31, 1997. There will be a post-closing adjustment based on the difference between the net worth of Registrant at closing and at December 31, 1997. The Merger Agreement has been approved by the Boards of Directors of both ISI and Ispat and contemplates closing on June 30, 1998 subject to final satisfaction of conditions involving the Pension Benefit Guaranty Corporation, Nippon Steel Corporation and Hart.Scott.Rodino review and other matters. On June 1, 1998, the Department of Justice notified ISI that it had terminated its Hart.Scott.Rodino review. ISI and Ispat had previously announced a binding letter agreement on March 17, 1998.

     The foregoing summary is qualified in its entirety by reference to the Merger Agreement incorporated herein by reference as Exhibit 2.1. A Press Release issued by the Registrant on May 27, 1998 announcing the execution of the Merger Agreement is incorporated herein by reference as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c) The exhibits required to be filed by Item 601 of Regulation S-K are listed in the "Exhibit Index," which is attached hereto and incorporated by reference herein.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 9, 1998                     INLAND STEEL COMPANY


                                        By: /s/ Charles B. Salowitz
                                            ---------------------------
                                                Charles B. Salowitz
                                                Secretary


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                                 EXHIBIT INDEX
Exhibit
Number         Description
------         -----------

2.1 Agreement and Plan of Merger, dated May 27, 1998, among Ispat International N.V., Inland Merger Sub, Inc., Inland Steel Industries, Inc. and Inland Steel Company

99.1           Press Release, dated May 27, 1998